UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2017

PARATEK PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36066	33-0960223
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Park Plaza Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

(617) 807-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2017, the compensation committee (the “Compensation Committee”) of the board of directors (“Board of Directors”) of Paratek Pharmaceuticals, Inc. (“Paratek”) approved a form of Leadership Team Restricted Stock Unit Grant Notice and a form of Leadership Team Restricted Stock Unit Award Agreement (collectively, the “PRSU Grant Package”), which will be used to grant performance-based restricted stock unit awards (“PRSUs”) under the Paratek Pharmaceuticals, Inc. 2015 Equity Incentive Plan (the “2015 Plan”) to certain of Paratek’s leadership team employees, including executive officers. Additionally, on February 2, 2017, the Compensation Committee granted PRSUs under the PRSU Grant Package for each of the named executive officers set forth below:

Name	Title	PRSUs
Michael F. Bigham	Chairman and Chief Executive Officer	72,500
Evan Loh, M.D.	President, Chief Operating Officer and Chief Medical Officer	65,000
Douglas W. Pagán	Chief Financial Officer	45,000
Adam Woodrow	Vice President, Chief Commercial Officer	47,500
William M. Haskel	Senior Vice President, General Counsel and Corporate Secretary	35,000

The PRSUs granted to the executive officers entitle the recipient to receive shares of Paratek’s common stock upon the achievement of the following milestones (i) 20% on achievement of data lock for Study 16301 (Oral Only ABSSSI), (ii) 30% on achievement of intravenous and oral New Drug Application acceptance, and (iii) 50% on achievement of the U.S. Food and Drug Administration’s approval of omadacycline. Additionally, the receipt of the PRSUs are conditioned upon the recipient continuing to provide services to Paratek and further provided that each milestone must occur no later than the fifth anniversary of the grant date for the applicable portion of the PRSUs to vest.

The foregoing is a description of the material terms of the PRSU Grant Package and is qualified by reference to the full text of the form of PRSU Grant Package filed as Exhibit 10.1 to this Current Report on Form 8-K and the 2015 Plan filed as Exhibit 99.5 to the Registration Statement on Form S-8 (File No. 333-205482) filed with the U.S. Securities and Exchange Commission on July 2, 2015.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Number	Description

10.1	Form of Leadership Team Restricted Stock Unit Grant Notice and Form of Leadership Team Restricted Stock Unit Award Agreement under the Paratek Pharmaceuticals, Inc. 2015 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARATEK PHARMACEUTICALS, INC.

Date: February 7, 2017	By:	/s/ William M. Haskel
William M. Haskel
SVP, General Counsel and Corporate Secretary

EXHIBIT INDEX

Number	Description

10.1	Form of Leadership Team Restricted Stock Unit Grant Notice and Form of Leadership Team Restricted Stock Unit Award Agreement under the Paratek Pharmaceuticals, Inc. 2015 Equity Incentive Plan.